UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2007
CEPHEID
(Exact name of Registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	000-0030755 (Commission file number)	77-0441625 (I.R.S. Employer Identification No.)
904 Caribbean Drive, Sunnyvale, CA            94089
(Address of principal executive offices)            (Zip Code)
(408) 541-4191
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition.
     The information in this report and the exhibit attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.
     On August 7, 2007, Cepheid issued a press release announcing its financial results for the quarter ended June 30, 2007 and certain other information. The press release is attached to this report as Exhibit 99.01.
Item 9.01      Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Title
99.01	Press released dated August 7, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cepheid
Date: August 7, 2007	By:	/s/ John L. Bishop
		Name:	John L. Bishop
		Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Exhibit Title
99.01	Press release dated August 7, 2007.